--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                January 31, 2001

Dear Shareholder:

       The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first five months of the year. As a result, the Fed raised the discount rate to 6.50% during the year in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

       During the fourth quarter, investor hopes for a "soft landing" quickly turned into fears of a recession as the U.S. economy rapidly deteriorated. The effects of tighter monetary and fiscal conditions, along with higher energy prices, combined to pull down domestic growth rates. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed-income assets, led by the Treasury market, produced strong double-digit returns.

       The Federal Reserve has expressed great concern over the economy's quick downturn. After removing their tightening bias at their December meeting, the FOMC acted with an aggressive 50 basis point intra-meeting reduction of the Fed Funds rate on January 3, 2001 and another 50 basis point cut at their meeting on January 31, 2001. While we think that the Fed's actions could provide a temporary lift to U.S. investor and consumer sentiment, our intermediate outlook for the economy remains cautious. The potential for tax cuts in 2001 adds further uncertainty to the economic forecast. Given that the primary effect of the stimulus from a tax cut would occur in 2002 and beyond, monetary policy stimulus will have a greater effect on the U.S. economy near term. Considering only moderate economic recovery in Europe and anemic growth in Japan, we believe that enough distress exists within the economic system to warrant additional easing by the Fed over the coming months.

       This  report  contains  a  summary  of  market   conditions   during  the
semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your investment goals.

Sincerely,




/s/ Laurence D. Fink                      /s/ Ralph L. Schlosstein
-------------------                       ------------------------
Laurence D. Fink                          Ralph L. Schlosstein
Chairman                                  President

                                                                January 31, 2001

Dear Shareholder:

       We are pleased to present the unaudited semi-annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the six months ended December 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

       The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTM". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities, U.S. Government and agency securities, asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

       The table below summarizes the performance of the Trust's stock price and NAV over the period:


                                 ----------------------------------------------------------------
                                     12/31/00      6/30/00      CHANGE       HIGH         LOW
------------------------------------------------------------------------------------------------
  STOCK PRICE                         $9.625       $9.125        5.48%      $9.625     $8.9375
------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)               $9.64        $9.35         3.10%      $9.64      $9.35
------------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE            4.98%        6.18%      (19.42)%      6.30%      4.89%
------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

       The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third and fourth quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. The Federal Reserve raised the discount rate by 0.25% at each of their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the year end discount rate to 6.50%. At their meeting in December 2000, the Federal Reserve left the discount rate unchanged, although it moved towards an easing bias, due to an increasing probability of economic weakness in the foreseeable future.

       Treasury yields were inverted for much of the period. Yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, while yields on the long-end declined below the short-end, partially in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the past six months, weakening stock markets and signs of slowing growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000, as yields on the short-end fell relative to yields on the long-end. In the last two months of 2000, the Treasury market rallied significantly on the short end of the curve, and in December the yield curve regained its characteristic upward slope. For the semi-annual period, the yield on the 10-year Treasury fell from 6.03% on June 30, 2000 to 5.11% on December 31, 2000.

       Mortgages as measured by the LEHMAN BROTHERS MORTGAGE INDEX, posted a 7.79% total return versus 7.35% for the LEHMAN BROTHERS AGGREGATE INDEX for the six months ended December 31, 2000. GNMAs performed well during the period as mortgage rates hovered near 8% which caused prepayments to decline and resulted in an increased demand for GNMAs and other mortgage-backed securities.

       After outperforming Treasuries in 1999, the investment grade credit universe underperformed Treasuries in 2000. The focus in the fourth quarter was on earnings and the early signs of a developing economic slowdown. Sector perfor-mance was a key driver of overall performance with defensive sectors such as consumer goods, and aerospace/defense, doing better. Increased uncertainty in the corporate market has been caused by stock market volatility, poor liquidity, and increased leverage. However, we believe that the biggest opportunity in the fixed income market currently exists in the corporate bond market, which is at its cheapest level in ten years. While fundamentals for corporates remain negative due to higher default rates and high leverage, we believe there has been a significant overshoot in corporate yields relative to Treasuries, as a soft landing is still a likely outcome. For the semi-annual period, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 6.76%, underperforming the LEHMAN BROTHERS AGGREGATE INDEX'S 7.35%.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

       BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and June 30, 2000 asset composition.

------------------------------------------------------------------------------------------------
                                  THE BLACKROCK 2001 TERM TRUST INC.
------------------------------------------------------------------------------------------------

         COMPOSITION                                      DECEMBER 31, 2000    JUNE 30, 2000
------------------------------------------------------------------------------------------------
         Corporate Bonds                                         33%               29%
------------------------------------------------------------------------------------------------
         Commercial Paper & Discount Notes                       32%               15%
------------------------------------------------------------------------------------------------
         U.S. Government and Agency Securities                   12%               15%
------------------------------------------------------------------------------------------------
         Asset-Backed Securities                                  8%                9%
------------------------------------------------------------------------------------------------
         Stripped Money Market Instruments                        7%                8%
------------------------------------------------------------------------------------------------
         Mortgage Pass-Throughs                                   2%                8%
------------------------------------------------------------------------------------------------
         Agency Multiple Class Mortgage Pass-Throughs             2%                4%
------------------------------------------------------------------------------------------------
         Taxable Municipal Bonds                                  2%                2%
------------------------------------------------------------------------------------------------
         Principal-Only Mortgage-Backed Securities                1%                2%
------------------------------------------------------------------------------------------------
         Adjustable &Inverse Floating Rate Mortgages              1%                1%
------------------------------------------------------------------------------------------------
         Interest-Only Mortgage-Backed Securities                 --                1%
------------------------------------------------------------------------------------------------
         Commercial Mortgage-Backed Securities                    --                1%
------------------------------------------------------------------------------------------------
         Zero Coupon Bonds                                        --                5%
------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                             RATING % OF CORPORATES
-----------------------------------------------------------------------------
            CREDIT RATING             DECEMBER 31, 2000    JUNE 30, 2000
-----------------------------------------------------------------------------
          AAA or equivalent                    1%                1%
-----------------------------------------------------------------------------
          AA or equivalent                     8%               14%
-----------------------------------------------------------------------------
           A or equivalent                    32%               31%
-----------------------------------------------------------------------------
          BBB or equivalent                   55%               51%
-----------------------------------------------------------------------------
          BB or equivalent                     1%               2%
-----------------------------------------------------------------------------
                 N/R                           3%               1%
-----------------------------------------------------------------------------

       In accordance with the Trust's primary investment objective of returning the initial offering price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with expected maturities dates approximating the Trust's termination date on or about June 30, 2001. Additionally, the Trust has been active in reducing positions in bonds which have expected maturities or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in the corporate bond and commercial paper and discount notes sectors. To finance these purchases, the Trust sold mortgage pass-throughs and zero coupon bonds.

       We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock 2001 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                    /s/ Michael P. Lustig
--------------------                    ---------------------
Robert S. Kapito                        Michael P. Lustig
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                BTM
--------------------------------------------------------------------------------
   Initial Offering Date:                                       July 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/00:                              $9.625
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/00:                                  $9.64
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 12/31/00 ($9.625)(1):           0.52%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share(2):                       $0.004167
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share(2):                    $0.05
--------------------------------------------------------------------------------

--------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to nonpublic personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                   VALUE
 RATING*   (000)     DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                   LONG-TERM INVESTMENTS--82.7%
                   MORTGAGE PASS-THROUGHS--2.2%
                   Federal Home Loan Mortgage Corp.,
          $  259      6.50%, 9/01/25 - 10/01/25 ..............    $  255,457
             299      7.50%, 10/01/13,
                        20 Year ..............................       303,272
           7,624      8.144%, 12/01/01,
                        7 Year Multifamily ...................     7,604,552
           3,531      8.50%, 2/01/08 .........................     3,596,361
                   Federal National Mortgage
                      Association,
           4,701      7.00%, 10/01/22 - 7/01/24 ..............     4,707,926
           3,676      7.50%, 9/01/07 - 7/01/23 ...............     3,709,361
           3,651      8.00%, 3/01/01,
                        7 Year Multifamily ...................     3,659,634
           2,651      8.50%, 11/01/03 - 9/01/10,
                        15 Year Multifamily ..................     2,732,864
           3,805   Government National Mortgage
                      Association,
                      8.00%, 1/15/23 - 6/15/24 ...............     3,904,625
                                                                ------------
                                                                  30,474,052
                                                                ------------
                   AGENCY MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--2.2%
                   Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
           8,498      Ser. 1507, Class 1507-EB,
                        1/15/18 ..............................     8,468,563
              93      Ser. 1563, Class 1563-S,
                        10/15/07 .............................        88,203
              45      Ser. 1663, Class 1663-A,
                        7/15/23 ..............................        45,182
              89      Ser. 1686, Class 1686-PK,
                        4/15/23 ..............................        88,685
           1,719      Ser. 1944, Class 1944-HA,
                        1/15/25 ..............................     1,778,125
           2,430      Ser. 1990, Class 1990-B,
                        9/15/24 ..............................     2,487,120
                   Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
           1,103      Trust 269, Class 269-1,
                        8/01/22 ..............................     1,142,749
           3,442      Trust 1990-144, Class 144-W,
                        12/25/20 .............................     3,733,104
             449      Trust 1993-M2, Class M2-H,
                        11/25/03 .............................       429,211
           1,375      Trust 1993-71, Class 71-PG,
                        7/25/07 ..............................     1,366,560
           1,892      Trust 1994-22, Class 22-A,
                        3/25/22 ..............................     1,879,770
           1,894      Trust 1994-81, Class 81-PE,
                        6/25/18 ..............................     1,889,041
           5,142      Trust 1996-T6, Class T6-C,
                        2/26/01 ..............................     5,116,456
           1,200      Trust 1996-T6, Class T6-D,
                        2/26/01 ..............................     1,193,942
                                                                ------------
                                                                  29,706,711
                                                                ------------
                   NON-AGENCY MULTIPLE CLASS
                   MORTGAGE PASS-THROUGHS--0.1%
AAA          152   Collateralized Mortgage
                      Securities Corp.,
                      Ser. F, Class F4-A, 11/01/15 ...........       161,498
Aaa        1,000   Structured Asset Mortgage
                      Investments Inc.,
                      Ser. 1998-12, Class 12-A1,
                        2/25/29 ..............................       993,410
                                                                ------------
                                                                   1,154,908
                                                                ------------
                   ADJUSTABLE & INVERSE FLOATING
                   RATE MORTGAGES--0.8%
                   Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
             658      Ser. 1454, Class 1454-FB,
                        4/15/20 ..............................       669,794
              23      Ser. 1512, Class 1512-LA,
                        5/15/08 ..............................        21,724
             356      Ser. 1563, Class 1563-SB,
                        8/15/08 ..............................       353,367
             449      Ser. 1592, Class 1592-NE,
                        12/15/22 .............................       412,301
             490      Ser. 1606, Class 1606-SB,
                        11/15/08 .............................       479,450
           1,392      Ser. 1617, Class 1617-EB,
                        9/15/23 ..............................     1,377,199
             806      Ser. 1671, Class 1671-KB,
                        2/15/24 ..............................       790,437
                   Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
             700      Trust 1992-155, Class 155-SA,
                        10/25/05 .............................       696,005
           1,500      Trust 1993-G17, Class G17-SH,
                        4/25/23 ..............................       727,155
              32      Trust 1993-99, Class 99-SB,
                        7/25/23 ..............................        32,046
             222      Trust 1993-117, Class 117-S,
                        7/25/08 ..............................       213,229
             523      Trust 1993-165, Class 165-SL,
                        10/25/21 .............................       515,446
             511      Trust 1993-170, Class 170-FA,
                        9/25/08 ..............................       507,577
           1,719      Trust 1993-178, Class 178-SC,
                        9/25/23 ..............................     1,844,870
             967      Trust 1993-196, Class 196-SM,
                        10/25/08 .............................       927,852

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                   VALUE
 RATING*   (000)     DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                   ADJUSTABLE & INVERSE FLOATING RATE
                   MORTGAGES (CONTINUED)
        $    409      Trust 1993-214, Class 214-SO,
                        12/25/08 .............................   $   403,351
             798      Trust 1993-225,
                      Class 225-FF,
                        9/25/22 ..............................       799,554
             171      Trust 1994-42, Class 42-SM,
                        1/25/24 ..............................       169,871
             272      Trust 1998-38, Class 38-S,
                        1/18/12 ..............................       271,977
                                                                ------------
                                                                  11,213,205
                                                                ------------
                   INTEREST ONLY MORTGAGE-BACKED
                   SECURITIES--0.5%
                   Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
           1,495      Ser. G3, Class G3-S,
                        4/25/19 ..............................         9,850
             402      Ser. G29, Class G29-IA,
                        6/25/20 ..............................        21,341
           1,707      Ser. G32, Class G32-PT,
                        2/25/19 ..............................        27,745
             427      Ser. G32, Class G32-TT,
                        2/25/19 ..............................         6,936
               6      Ser. 1185, Class 1185-C,
                        12/15/06 .............................        84,056
              12      Ser. 1283, Class 1283-X,
                        6/15/22 ..............................       345,906
               7      Ser. 1388, Class 1388-G,
                        5/15/06 ..............................        55,717
               2      Ser. 1404, Class 1404-E,
                        1/15/06 ..............................         8,377
           3,911      Ser. 1422, Class 1422-IB,
                        11/15/07 .............................       366,204
           4,208      Ser. 1621, Class 1621-SJ,
                        10/15/20 .............................        83,700
           5,416      Ser. 1849, Class 1849-EL,
                        12/15/08 .............................       804,169
                   Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
              10      Trust 1991-G46, Class G46-K,
                        12/25/09 .............................       214,449
          14,006      Trust 1993-G31, Class G31-PS,
                        8/25/18 ..............................       193,005
             452      Trust 1993-68, Class 68-PJ,
                        11/25/06 .............................        16,029
           7,008      Trust 1993-82, Class 82-SA,
                        5/25/23 ..............................       441,281
             888      Trust 1993-141, Class 141-PW,
                        6/25/18 ..............................        16,568
          25,714      Trust 1993-202, Class 202-SL,
                        11/25/23 .............................       827,725
           6,330      Trust 1993-240, Class 240-PS,
                        9/25/12 ..............................        81,275
           7,300      Trust 1996-24, Class 24-SB,
                        10/25/08 .............................       823,002
           9,471      Trust 1996-40, Class 40-SG,
                        3/25/09 ..............................       991,006
           1,321      Trust 1996-54, Class 54-SM,
                        9/25/23 ..............................        79,667
          34,649      Trust 1997-35, Class 35-SB,
                        3/25/09 ..............................       882,617
          21,817      Trust 1998-3, Class 3-SC,
                        2/18/28 ..............................       207,940
           7,000   IMC Home Equity Loan Trust,
                      Ser. 1998-3, Class A-9,
                        6/20/01 ..............................       210,000
                                                                ------------
                                                                   6,798,565
                                                                ------------
                   PRINCIPAL ONLY MORTGAGE-BACKED
                   SECURITIES--1.6%
                   Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
           2,165      Ser. 1721, Class 1721-OC,
                        5/15/24 ..............................     1,379,818
           2,550      Ser. 1870, Class 1870-PA,
                        8/15/01 ..............................     2,494,165
                   Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
           1,253      Trust 3, Class 1, 2/01/17 ..............     1,026,238
           1,265      Trust 5, Class 1, 9/01/07 ..............     1,090,030
             355      Trust 1991-167, Class 167-B,
                        10/25/17 .............................       269,110
             321      Trust 1993-151, Class 151-E,
                        5/25/23 ..............................       278,761
           3,521      Trust 1993-257, Class 257-A,
                        6/25/23 ..............................     3,447,929
           6,873      Trust 1994-8, Class 8-G,
                        11/25/23 .............................     6,408,905
           4,703      Trust 1994-53, Class 53-EA,
                        11/25/23 .............................     4,247,672
           1,407      Trust 1994-54, Class 54-B,
                        11/25/23 .............................     1,380,403
                                                                ------------
                                                                  22,023,031
                                                                ------------
                   COMMERCIAL MORTGAGE-BACKED
                   SECURITIES--0.5%
AAA        5,200   PaineWebber Mortgage
                      Acceptance Corp. IV,
                      Ser. 1995-M1, Class A,
                        6.70%, 1/15/07** .....................     5,295,836
A          1,055   Resolution Trust Corp.,
                      Ser. 1994-C2, Class D,
                        8.00%, 4/25/25 .......................     1,048,100
                                                                ------------
                                                                   6,343,936
                                                                ------------
                   ASSET-BACKED SECURITIES--9.3%
BBB+       1,222   Amresco Securitized Interest,
                      Ser. 1996-1, Class A,
                        8.10%, 4/26/26** .....................       751,796
                   Broad Index Secured Trust Offering,
Baa2      10,000        6.58%, 3/26/01** .....................     9,974,146
Baa2      10,000        8.42%, 9/09/01** .....................     9,923,000
AAA        1,472   Chase Manhattan Grantor Trust,
                      Ser. 1996-B, Class A,
                        6.61%, 9/15/02 .......................     1,471,789


See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                   VALUE
 RATING*   (000)     DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                   ASSET-BACKED SECURITIES (CONTINUED)
AAA    $  35,000@  Citibank Credit Card Trust,
                      Ser. 1996-1, Class A,
                        Zero Coupon, 2/07/03                   $ 34,781,250
                   First USA Master Credit Card Trust,
AAA       10,000@     Ser. 1996-1 Class A,
                        6.87%, 11/15/03                          10,003,125
AAA        5,000@     Ser. 1997-10 Class A,
                        6.79%, 9/17/03                            5,000,000
NR         5,866+  Global Rated Eligible Asset Trust,
                      Ser. 1998-A, Class A-1,
                        7.33%, 9/15/07 **/***                     1,466,512
AAA       24,928@  Honda Auto Lease Trust,
                      Ser. 1999-A, Class A-3,
                        6.10%, 1/15/02                           24,915,859
AAA       25,000@  MBNA Master Credit Card Trust II,
                      Ser. 1996-D Class A,
                        6.80%, 9/15/03                           25,007,750
                   Structured Mortgage Asset
                      Residential Trust, @@/***
NR         9,931+       Ser. 1997-2, 8.24%, 3/15/06               1,986,208
NR        11,016+       Ser. 1997-3, 8.57%, 4/15/06               2,203,241
                                                               ------------
                                                                127,484,676
                                                               ------------
                   U.S GOVERNMENT AND AGENCY
                   SECURITIES--14.5%
          50,000   Federal National Mortgage
                   Association
                      6.52%, 3/16/01                             50,039,000
           6,785   Treasury Coupon Receipt,
                      Zero Coupon, 2/15/01                        6,742,751
          15,000@  U.S. Treasury Bonds,
                      6.125%, 11/15/27                           16,127,400
         125,000@  U.S. Treasury Notes,
                      5.75%, 6/30/01                            125,000,000
                                                               ------------
                                                                197,909,151
                                                               ------------
                   TAXABLE MUNICIPAL BONDS--1.9%

AAA        1,000   Kern County California
                      Pension Obligation,
                      6.27%, 8/15/01                              1,002,120
AAA        2,035   Long Beach California
                      Pension Obligation,
                      6.45%, 9/01/01                              2,041,919
AAA        6,000   Los Angeles County California
                      Pension Obligation,
                      Ser. D, 6.38%, 6/30/01                      6,013,560
                   New York City G.O., Ser. 1,
A          5,000      6.40%, 3/15/01                              5,003,450
A          2,155      7.24%, 4/15/01                              2,161,400
A          2,845      7.24%, 4/15/01, ETM                         2,854,701
AA         1,000   New York State Environmental
                      Facility Auth.,
                      Ser. A, 6.62%, 3/15/01                      1,000,450
AA-        3,345   New York State Housing Fin. Agcy.,
                      Ser. B, 7.14%, 9/15/02                      3,392,165
AA-        2,000   New York State Urban Dev. Corp.,
                      Ser. B, 6.90%, 4/01/01                      2,002,500
AA-        1,000   St. Josephs California Health
                      Systems,
                      Ser. A, 7.02%, 7/01/01                      1,004,760
                                                               ------------
                                                                 26,477,025
                                                               ------------
                   CORPORATE BONDS--40.7%
                   FINANCE & BANKING--15.4%
A3         1,300@  Amsouth Bancorp.,
                      6.75%, 11/01/25                             1,277,133
A-         5,000   Aristar, Inc.,
                      7.25%, 6/15/01                              5,005,300
                   AT&T Corp.,
A+        10,000      5.74%, 6/30/01                              9,940,000
A+        11,600      6.25%, 5/15/01                             11,572,856
Baa2       9,000   Capital One Bank,
                      6.26%, 5/07/01                              8,982,270
                   Case Credit Corp.,
BBB-       2,150      5.85%, 2/20/01                              2,118,868
BBB       10,400      5.91%, 2/19/01                             10,253,152
                   Comdisco Inc.,
BBB        5,000      5.75%, 2/15/01                              4,675,000
BBB+      21,000@     6.10%, 6/05/01                             19,635,000
BBB+      10,000@     6.68%, 6/29/01                              9,350,000
A-        15,000   Donaldson, Lufkin & Jenrette,
                      5.625%, 2/15/16                            14,958,900
A         10,000   Ford Motor Credit Co.,
                      6.18%, 12/27/01                             9,988,700
                   Lehman Brothers Holdings, Inc.,
A          8,000      6.75%, 9/24/01                              7,995,200
A         10,000      7.25%, 4/15/03                             10,139,611
AA-       10,715   Merrill Lynch & Co., Inc.,
                      5.75%, 11/04/02                            10,647,590
AA-        3,800   Morgan Stanley Dean Witter
                      Discover, Inc.,
                      5.75%, 2/15/01                              3,793,844
Aa2       10,000   Nations Bank Corp.,
                      7.00%, 9/15/01                             10,058,800
BBB+      10,000   PaineWebber Group Inc.,
                      5.81%, 6/08/01                              9,972,638
                   Popular Inc.,
A3        10,000      6.20%, 4/30/01                              9,978,000
A3         3,000      6.875%, 6/15/01                             3,001,166
A+         5,000   Prudential Funding Corp.,
                      6.00%, 5/11/01**                            4,991,600
BBB+       6,590   Ryder Systems Inc.,
                      9.25%, 5/15/01                              6,624,899
Aa3       13,000   Salomon Smith Barney Holdings Inc.,
                      5.875%, 2/01/01                            12,995,320
Aa3        1,925   Security Pacific Corp.,
                      11.00%, 3/01/01                             1,936,473
BB         5,500   Trinet Corporate Realty Trust,
                      7.30%, 5/15/01                              5,403,805
A2         5,000   Union Planters National Bank,
                      6.76%, 10/30/01                             5,006,650
                                                               ------------
                                                                210,302,775
                                                               ------------
                   INDUSTRIALS--12.2%
BBB       10,000   Amerco Inc.,
                      7.49%, 9/18/01                              9,880,800
                                                               ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                   VALUE
 RATING*   (000)     DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                   INDUSTRIALS (CONTINUED)
BBB+     $15,805   ICI Wilmington Inc.,
                      8.75%, 5/01/01 .......................    $ 15,834,634
BBB+       4,000   International Paper Co.,
                      9.05%, 2/08/01 .......................       4,009,040
BBB-      16,000   Lockheed Martin Corp.,
                      6.85%, 5/15/01 .......................      15,932,500
Baa1      30,000@  Norfolk Southern Corp.,
                      6.875%, 5/01/01 ......................      29,993,941
BBB       20,900@  Phillips Petroleum Co.,
                      9.00%, 6/01/01 .......................      21,090,399
Baa2       3,230   Raytheon Co.,
                      5.95%, 3/15/01 .......................       3,225,822
Baa1      15,000@  TRW Inc.,
                      6.45%, 6/15/01 .......................      14,897,850
A+        11,380   TTX Co.,
                      5.75%, 3/23/01** .....................      11,360,199
A-        28,890@  Tyco International Group,
                      6.125%, 6/15/01 ......................      28,799,286
BBB-       4,000   Union Pacific Corp.,
                      9.22%, 2/08/01 .......................       4,031,040
A3         2,800   Westinghouse Electric Corp.,
                      8.875%, 6/01/01 ......................       2,819,600
BBB        4,550   WMX Technologies Inc.,
                      7.125%, 6/15/01 ......................       4,531,709
                                                                ------------
                                                                 166,406,820
                                                                ------------
                   UTILITIES--7.2%
Baa1       4,000   Arkla Inc.,
                      8.85%, 2/01/01 .......................       4,006,330
NR        15,000   Detroit Edison Co.,
                      5.93%, 2/01/01 .......................      14,990,100
AA-        5,000   Duke Energy Corp.,
                      5.875%, 6/01/01 ......................       4,983,850
BBB-       4,000   El Paso Electric Co.,
                      7.75%, 5/01/01 .......................       4,003,160
BBB+       8,330   Enron Corp.,
                      9.65%, 5/15/01 .......................       8,425,339
Baa1      21,000   Houston Industrial Fin. Inc.,
                      9.375%, 6/01/01** ....................      21,160,781
BBB+      20,250   Midamerican Funding LLC,
                      5.85%, 3/01/01 .......................      20,206,798
BBB+       5,250   Niagara Mohawk Power Co.,
                      6.875%, 3/01/01 ......................       5,242,617
BBB        5,000   Sonat Inc.,
                      9.00%, 5/01/01 .......................       5,020,150
Baa2      11,000   Williams Co.,
                      6.125%, 2/01/01 ......................      10,989,000
                                                              --------------
                                                                  99,028,125
                                                              --------------
                   YANKEE--5.9%
Aaa        3,350   African Development Bank,
                      8.625%, 5/01/01 ......................       3,375,628
NR           679   Banamex Remittance Master Trust,
                      Ser. 1996, 7.57%, 1/01/01** ..........         677,729
BBB-      15,000   Empresa Electric Guacolda SA,
                      7.60%, 4/30/01** .....................      14,962,500
A-        25,000   Koninklijke KPN NV,
                      6.729%, 6/13/01 ......................      24,960,937
A+        18,000   Province of Quebec,
                      9.125%, 8/22/01 ......................      18,297,039
BBB+       4,500   Republic of Argentina,
                      Zero Coupon, 10/15/01 ................       4,050,000
BB+        3,000   Republic of Colombia,
                      8.00%, 6/14/01 .......................       2,970,000
BBB-      12,000   Transpatadora de Gas,
                      10.25%, 4/25/01 ......................      11,970,000
                                                              --------------
                                                                  81,263,833
                                                              --------------
                   Total corporate bonds ...................     557,001,553
                                                              --------------
                   STRIPPED MONEY MARKET
                   INSTRUMENTS--8.4%
          65,000   Aim Prime Money
                      Market Portfolio,
                      1/02/01 ..............................      64,959,895
          50,000   Goldman Sachs Money
                      Market Portfolio,
                      1/02/01 ..............................      49,969,150
                                                              --------------
                                                                 114,929,045
                                                              --------------
                   Total long-term investments
                      (cost $1,124,052,228) ................   1,131,515,858
                                                              --------------
                   SHORT-TERM INVESTMENTS--39.9%
                   COMMERCIAL PAPER--36.2%
A-2       20,000   Centex Corp.,
                      7.45%, 6/15/01 .......................      20,000,000
                   Conagra Inc.,
A-2       50,000      6.84%, 1/12/01 .......................      49,895,500
A-2       45,000      6.85%, 1/16/01 .......................      44,871,563
A-2       10,000   Convergys Corp.,
                      6.80%, 5/11/01** .....................       9,643,000
A-2       15,000   Edison Mission Energy,
                      6.92%, 2/15/01** .....................      14,700,133
A-2       50,000   Gatx Corp.,
                      7.50%, 1/22/01 .......................      49,781,250
A-2       50,000   Houston Industrial Fin. Inc.,
                      6.88%, 5/24/01 .......................      48,633,556
A-2       45,000   MCI Worldcom, Inc.,
                      6.95%, 1/31/01** .....................      44,739,375
A-2       50,000   New Holland Credit Co,
                      6.92%, 1/16/01 .......................      49,855,833
A-2       50,000   Progress Energy Inc.,
                      7.20%, 1/17/01 .......................      49,840,000
A-2       50,000   Viacom Inc.,
                      6.92%, 1/16/01 .......................      49,855,833
                   Williams Holdings of
                      Delaware Inc.,
A-2       50,000      6.95%, 1/17/01 .......................      49,816,597
A-2       15,000      7.05%, 3/09/01 .......................      14,629,875
                                                              --------------
                                                                 496,262,515
                                                              --------------


See Notes to Financial Statements.

------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                   VALUE
 RATING*   (000)     DESCRIPTION                                  (NOTE 1)
------------------------------------------------------------------------------
                   DISCOUNT NOTES--3.7%
         $50,300   Federal Home Loan Bank,
                      5.35%, 1/02/01                            $ 50,292,525
                                                              --------------
                   Total short-term investments
                      (amortized cost $546,555,040)              546,555,040
                                                              --------------
                   Total investments before
                      investments sold short--122.6%
                      (cost $1,670,607,268)                    1,678,070,898
                                                              --------------
                    INVESTMENTS SOLD
                    SHORT--(7.6%)
                    U.S. Treasury Bonds,
        (22,000)      6.125%, 8/15/29                            (23,928,520)
         (2,000)      6.25%, 5/15/30                              (2,231,240)
        (73,500)    U.S. Treasury Notes,
                      6.00%, 8/15/09                             (77,554,260)
                                                              --------------
                   (proceeds received $99,303,070)              (103,714,020)
                                                              --------------
                   Total investments, net of
                      investments sold short--115.0%
                      (cost $1,571,304,198)                    1,574,356,878
                   Liabilities in excess of
                      other assets--(15.0)%                     (204,905,960)
                                                              --------------
                   NET ASSETS--100%                           $1,369,450,918
                                                              ==============

-----------

*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

*** Illiquid securities representing 0.41% of net assets.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Securities are restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $3,956,917.

+   Security is fair valued. (Note 1).

      -------------------------------------------------------------
                              KEY TO ABBREVIATIONS
            ETM --  Escrowed to Maturity.
           G.O. --  General Obligation.
          REMIC --  Real Estate Mortgage Investment Conduit.
      -------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments at value
   (cost $1,670,607,268) (Note 1) .............   $1,678,070,898
Cash ..........................................           92,766
Deposits with brokers as collateral
   for investments sold short (Note 1) ........      105,396,875
Interest receivable ...........................       16,403,741
Receivable for investments sold ...............           54,273
Other assets ..................................           12,660
                                                  --------------
                                                   1,800,031,213
                                                  --------------

LIABILITIES
Reverse repurchase agreements (Note 4) ........      322,684,750
Investments sold short, at value
   (proceeds $99,303,070) (Note 1) ............      103,714,020
Interest payable ..............................        2,389,190
Dividends payable .............................          591,758
Investment advisory fee payable (Note 2) ......          464,253
Administration fee payable (Note 2) ...........          116,063
Unrealized depreciation on credit default swap
   (Notes 1 & 3) ..............................              309
Other accrued expenses ........................          619,952
                                                  --------------
                                                     430,580,295
                                                  --------------
NET ASSETS ....................................   $1,369,450,918
                                                  ==============
Net assets were comprised of:
   Common stock, at par (Note 5) ..............   $    1,420,106
   Paid-in capital in excess of par ...........    1,329,702,046
                                                  --------------
                                                   1,331,122,152
   Undistributed net investment income ........      134,143,728
   Accumulated net realized loss ..............      (98,867,333)
   Net unrealized appreciation ................        3,052,371
                                                  --------------
   Net assets, December 31, 2000 ..............   $1,369,450,918
                                                  ==============
Net asset value per share:
   ($1,369,450,918 / 142,010,583 shares of
   common stock issued and outstanding) .......            $9.64
                                                           =====


--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest (net of discount accretion
     of $8,992,459 and interest expense
     of $5,157,908) .............................   $ 45,549,576
                                                    ------------
Operating expenses
   Investment advisory ..........................      2,723,733
   Administration ...............................        680,933
   Legal ........................................        259,000
   Custodian ....................................        156,500
   Reports to shareholders ......................         86,000
   Independent accountants ......................         66,000
   Registration .................................         64,000
   Transfer agent ...............................         44,500
   Directors ....................................         39,000
   Miscellaneous ................................        132,580
                                                    ------------
     Total operating expenses ...................      4,252,246
                                                    ------------
   Net investment income ........................     41,297,330
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized loss on:
   Investments ..................................     (2,049,424)
   Futures ......................................       (697,779)
                                                    ------------
                                                      (2,747,203)
                                                    ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments ..................................      5,534,386
   Futures ......................................       (177,524)
   Options written ..............................      2,911,322
   Short sales ..................................      2,870,786
   Swaps ........................................     (3,508,538)
                                                    ------------
                                                       7,630,432
                                                    ------------
Net gain on investments .........................      4,883,229
                                                    ------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS .................   $ 46,180,559
                                                    ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
   operations ..................................  $   46,180,559
                                                  --------------
Increase in investments ........................    (211,426,353)
Net realized loss ..............................       2,747,203
Decrease in unrealized appreciation ............      (7,630,432)
Decrease in deposits with brokers for
   investments sold short ......................     104,343,125
Increase in interest receivable ................      (3,029,960)
Decrease in receivable for investments sold ....      65,757,256
Decrease in other assets .......................          48,074
Decrease in payable for investments sold
   short .......................................    (101,228,185)
Decrease in payable for investments
   purchased ...................................    (41,736,667)
Decrease in interest rate caps .................      (3,658,066)
Increase in interest payable ...................       2,389,190
Decrease in due to broker-variation margin .....         (23,447)
Decrease in unrealized appreciation on
   credit default rate swap ....................           8,368
Increase in other accrued expenses .............         190,268
                                                  --------------
  Total adjustments ............................    (193,249,626)
                                                  ==============
Net cash flows used for operating
  activities ...................................  $ (147,069,067)
                                                  ==============
INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities ...  $ (147,069,067)
                                                  --------------
Cash flows provided by financing activities:
Increase in reverse repurchase agreements ......     146,894,858
Cash dividends paid                                   (3,550,516)
                                                  --------------
Net cash flows provided by financing activities..    143,344,342
                                                  --------------
Net decrease in cash ............................     (3,724,725)
Cash at beginning of period .....................      3,817,491
                                                  --------------
Cash at end of period ........................... $       92,766
                                                  ==============


--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------

                                       SIX MONTHS
                                          ENDED          YEAR ENDED
                                       DECEMBER 31,        JUNE 30,
                                          2000              2000
                                       ----------         ---------

INCREASE (DECREASE) IN
   NET ASSETS
Operations:
   Net investment income ........... $  41,297,330     $   41,306,740
   Net realized loss ...............    (2,747,203)       (19,552,634)
   Net change in unrealized
      appreciation (depreciation) ..     7,630,432         21,022,477
                                     -------------      -------------
   Net increase in net assets
      resulting from operations ....    46,180,559         42,776,583
Dividends from net
   investment income ...............    (4,142,274)       (48,496,182)
                                     -------------      -------------
Total increase (decrease) ..........    42,038,285         (5,719,599)

NET ASSETS
Beginning of period ................ 1,327,412,633      1,333,132,232
                                     -------------      -------------
End of period (including
   undistributed net investment
   income of $134,143,728 and
   $96,988,672, respectively) ......$1,369,450,918     $1,327,412,633
                                    ==============     ==============



See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                   DECEMBER 31,    ---------------------------------------------------------------
                                                       2000           2000          1999         1998          1997        1996
                                                    ----------     ----------    ----------   ----------    ----------  ----------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                $     9.35     $     9.39    $     9.51   $     9.10    $     8.68  $     8.72
                                                    ----------     ----------    ----------   ----------    ----------  ----------
Net investment income (net of interest expense
   of $0.04, $0.22, $0.14, $0.21, $0.25 and 0.22,
     respectively)                                        0.29           0.29          0.54         0.56          0.62        0.58
Net realized and unrealized gain (loss)                   0.03           0.01         (0.26)        0.25          0.20       (0.17)
                                                    ----------     ----------    ----------   ----------    ----------  ----------
Net increase from investment operations                   0.32           0.30          0.28         0.81          0.82        0.41
                                                    ----------     ----------    ----------   ----------    ----------  ----------
Dividends from net investment income                     (0.03)         (0.34)        (0.40)       (0.40)        (0.40)      (0.45)
                                                    ----------     ----------    ----------   ----------    ----------  ----------
Net asset value, end of period*                     $     9.64     $     9.35    $     9.39   $     9.51    $     9.10  $     8.68
                                                    ==========     ==========    ==========   ==========    ==========  ==========
Market value, end of period*                        $     9.63     $     9.13    $     9.00   $     8.81    $     8.13  $     7.63
                                                    ==========     ==========    ==========   ==========    ==========  ==========
TOTAL INVESTMENT RETURN+                                  5.81%          5.31%         6.72%       13.59%        12.07%       7.83%

RATIOS TO AVERAGE NET ASSETS:

Operating expenses                                        0.63%+++       0.63%         0.60%        0.59%         0.63%       0.64%
Operating expenses and interest expense                   1.39%+++       2.95%         2.06%        2.80%         3.47%       3.17%
Operating expenses, interest expense and excise
   taxes                                                  1.39%+++       3.17%         2.26%        2.95%         3.53%       3.17%
Net investment income                                     6.08%+++       3.13%         5.58%        5.96%         7.04%       6.57%

SUPPLEMENTAL DATA:
Average net assets (000)                            $1,347,052     $1,319,473    $1,356,648   $1,327,288    $1,261,766  $1,248,679
Portfolio turnover                                          29%            74%          133%         307%          110%        216%
Net assets, end of period (000)                     $1,369,451     $1,327,413    $1,333,132   $1,351,160    $1,292,884  $1,232,802
Reverse repurchase agreements outstanding,
   end of period (000)                              $  322,685     $  175,790    $  482,594   $   88,476    $  595,783  $  352,757
Asset coverage++                                    $    5,244     $    8,551    $    3,762   $   16,271    $    3,170  $    4,495


-------------------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for a period of less than one year is not annualized.

++  Per $1,000 of reverse repurchase agreement outstanding.

+++ Annualized.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &                               The  BlackRock   2001  Term
ACCOUNTING                                           Trust Inc. (the "Trust"), a
POLICIES                                             Maryland corporation, is  a
                                            diversified,  closed-end  management
investment company. The primary investment objective of the Trust is to return $10 per share to investors on or about June 30, 2001. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. On October 5, 2000 the Trust sold 25% of its shares in BLKSubsidiary, Inc. to a third party. On November 3, 2000 the BLKSubsidiary, Inc. was liquidated and paid a final liquidating distribution to its shareholders.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervisionand responsibility of the Trust's Board of Directors. At December 31, 2000 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trusts custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   Credit default swaps involve the receipt or payment of fixed amounts at a specified rate times the notional amount in exchange for the payment or receipt of an amount only upon a credit event of the underlying security. See note 3 for a summary of open swap agreements as of December 31, 2000.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trusts portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the six months ended December 31, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trusts portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trusts leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trusts intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 NOTE 2. AGREEMENTS                                 The Trust has an Investment
                                                    Advisory    Agreement  with
BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Inc., which in turn is a wholly-owned indirect subsidiary of UBS AG.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.40% of the Trusts average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trusts average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                                       Purchases and sales  of
SECURITIES                                              investment   securities,
other than short-term investments and dollar rolls, for the year ended December 31, 2000 aggregated $469,315,467 and $625,125,482, respectively. The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 2000, the Trust held 11.2% of its net assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services,Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trusts investments at December 31, 2000 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $7,463,630 (gross unrealized appreciation--$11,421,741; gross unrealized depreciation--$3,958,111).

   For federal income tax purposes, the Trust had a capital loss carryforward as of June 30, 2000 of approximately $62,205,000 of which $13,483,000 will expire in 2002, $948,000 will expire in 2003, $34,765,000 will expire in 2004,
$2,462,000  will  expire  in  2005,  and   $10,547,000   will  expire  in  2006.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of the open credit default swap at December 31, 2000 are as follows:

 NOTIONAL
  AMOUNT                                         NET UNREALIZED
  (000)       TERMS                              DEPRECIATION
 -------      -----                         -----------------------
  Sold:
 $(15,000)    An agreement with Salomon Brothers      $(309)
              International Ltd. dated
              July 16, 1999 (trade date)
              to receive 1.68% per year times
              the notional amount. The fund
              makes a payment only upon a
              credit event with respect to News
              America Holdings, the referenced
              security in the contract, of the
              notional amount. The scheduled
              termination date is June 15, 2001.

NOTE 4. BORROWINGS                                         REVERSE    REPURCHASE
                                                           AGREEMENTS: The Trust
enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trusts Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2000, was approximately $154,801,000 at a weighted average interest rate of approximately 6.66%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $322,684,750 as of December 31, 2000 which was 17.93% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into dollar rolls during the six months ended December 31, 2000.

NOTE 5. CAPITAL                                     There are 200 million shares
                                                    of  $.01  par  value  common
stock authorized. Of the 142,010,583 common shares out-standing at December 31, 2000, the Advisor owned 10,583 shares.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
-------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock 2001 TermTrust Inc.'s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end funds. BlackRock's 301 clients are domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the advisor to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The advisor will implement a conservative strategy that will seek to closely match the expected maturities of the assets of the portfolio with the future return of the initial investment on or about June 30, 2001. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

As the Trust approaches maturity and depending on market conditions, the advisor will attempt to purchase securities with call protection or expected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with expected maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank &Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BTM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

-------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-         Mortgage instruments with  interest rates that
BACKED SECURITIES (ARMS):         adjust at periodic intervals at a fixed amount
                                  relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by  various   types   of
                                  receivables such as automobile and credit card receivables.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The fund  invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

COLLATERALIZED MORTGAGE           Mortgage-backed   securities   which  separate
OBLIGATIONS (CMOS):               mortgage  pools  into  short-,   medium-,  and
                                  long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class

COMMERCIAL MORTGAGE               Mortgage-backed securities secured  or  backed
BACKED SECURITIES (CMBS):         by mortgage loans on commercial properties.


DISCOUNT:                         When a fund's net asset value is greater  than
                                  its stock price, the fund is said to be trading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders  may elect to have all  dividends
                                  and    distributions    of    capital    gains
                                  automatically   reinvested   into   additional
                                  shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities, such as GNMA and FHLMC.

INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities.

INVERSE-FLOATING                  Mortgage   instruments    with  coupons   that
RATE MORTGAGES:                   adjust  at  periodic intervals  according to a
                                  formula which sets inversely with a market level interest rate index.


MARKET PRICE:                     Price per share of a  security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.


MORTGAGE DOLLAR ROLLS:            A mortgage  dollar  roll is a  transaction  in
                                  which   the   Trust   sells    mortgage-backed
                                  securities  for delivery in the current  month
                                  and  simultaneously  contracts  to  repurchase
                                  substantially  similar (although not the same)
                                  securities on a specified future date.  During
                                  the "roll" period,  the Trust does not receive
                                  principal   and   interest   payments  on  the
                                  securities,  but is compensated  for giving up
                                  these   payments  by  the  difference  in  the
                                  current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:           Mortgage-backed  securities  issued  by  FNMA,
                                  FHLMC, GNMA or FHA.

NET ASSET VALUE (NAV):            Net asset value is the total  market  value of
                                  all  securities  and other  assets held by the
                                  Trust, plus income accrued on its investments,
                                  minus  any   liabilities   including   accrued
                                  expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                  STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:        Mortgage  securities  that  receive  only  the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

PROJECT LOANS:                    Mortgages  for  multi-family,  low- to middle-
                                  income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                        Securities    issued   in   connection    with
                                  collateralized   mortgage   obligations   that
                                  generally  represent the excess cash flow from
                                  the mortgage  assets  underlying the CMO after
                                  payment of principal and interest on the other
                                  CMO  securities  and  related   administrative
                                  expenses.

REVERSE                           In  a reverse  repurchase agreement, the Trust
REPURCHASE AGREEMENTS:            sells securities and agrees to repurchase them
                                  at a mutually  agreed  date and price.  During
                                  this time, the Trust  continues to receive the
                                  principal  and  interest  payments  from  that
                                  security.  At the end of the  term,  the Trust
                                  receives  the same  securities  that were sold
                                  for  the  same  initial   dollar  amount  plus
                                  interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED          Arrangements  in  which  a pool of  assets  is
SECURITIES:                       separated   into  two  classes   that  receive
                                  different  proportions  of  the  interest  and
                                  principal    distributions   from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
-------------------------------------------------------------------------------------


                                                                 STOCK     MATURITY
                                                                 SYMBOL      DATE
                                                                 ------     ------
PERPETUAL TRUSTS

The BlackRock Income Trust Inc.                                   BKT          N/A
The BlackRock North American Government Income Trust Inc.         BNA          N/A
The BlackRock High Yield Trust                                    BHY          N/A

TERM TRUSTS

The BlackRock 2001 Term Trust Inc.                                BTM         06/01
The BlackRock Strategic Term Trust Inc.                           BGT         12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT         12/04
The BlackRock Advantage Term Trust Inc.                           BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT         12/09

TAX-EXEMPT TRUSTS

-------------------------------------------------------------------------------------

                                                                 STOCK       MATURITY
PERPETUAL TRUSTS                                                 SYMBOL        DATE
                                                                 ------       ------

The BlackRock Investment Quality Municipal Trust Inc.             BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY          N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS          N/A
The BlackRock Strategic Municipal Trust                           BSD          N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                    BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT         12/10




        IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO
CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

[BLACKROCK LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS

Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of December 31, 2000 were not audited and accordingly, no opinion is expressed on them. This report is for shareholder information.

   This is not a prospectus intended for use in the purchase or sale of Trust shares.

                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                               New York, NY 10019
                                 (800) 227-7BFM

                                                                     092477-10-8

THE [BLACKROCK Logo]
2001 TERM TRUST INC.
-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
DECEMBER 31, 2000

[recycle logo omitted] Printed on recycled paper


[BLACKROCK Logo omitted]